STORAGE TECHNOLOGY CORPORATION
                   AMENDED AND RESTATED STOCK OPTION PLAN
                         FOR NON-EMPLOYEE DIRECTORS


                                   RECITALS
                                   --------

   A. Pursuant to a resolution dated June 15, 1987, the Board of Directors (the "Board") of Storage Technology Corporation, a Delaware corporation (the "Company"), adopted the Stock Option Plan for Non-Employee Directors (the "Plan"). The Plan was approved by the stockholders of the Company at a meeting held October 20, 1987 (the "Original Adoption Date"). The Plan was thereafter amended (the "First Amendment") by the Board on March 29, 1989 and such amendment was approved by the stockholders of the Company at a meeting held June 28, 1989, and again amended (the "Second Amendment") by the Board on November 7, 1990 and such amendment was approved by the stockholders of the Company at a meeting held May 29, 1991. The Plan was further amended by the Board on July 26, 1995 and March 6, 1996 and each of these amendments was approved by the stockholders of the Company at a meeting held May 30, 1996. The Plan was further amended by the Board on December 19, 1997 to increase the number of shares available for issuance under the Plan, subject to the approval of the stockholders at the next annual meeting of stockholders.
This Amended and Restated Plan incorporates all of the above amendments, provided that the amendments approved on December 19, 1997 are subject to the approval of the Company's stockholders.

   B. The Board reserved the right to amend the Plan from time to time with certain restrictions and only with the approval of the stockholders with respect to certain amendments, all as specified in the Plan. Pursuant to such authority, the Plan is hereby amended in its entirety as set forth below, except that the number of shares available for issuance pursuant to
Section 4.1 is subject to the approval of the Company's stockholders at the Company's next annual meeting following the Board's adoption of this Amended Plan.

   C. The purposes of the Plan are to secure for the Company the benefits arising from capital stock ownership by its current and future non-employee directors by providing to such directors added incentive to continue in the service of the Company and a more direct interest in the future success of the operations of the Company through the granting to such directors of options ("Option" or "Options") to purchase shares of the $.10 par value common stock of the Company (the "Stock") subject to the terms and conditions described below.

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
                                  ARTICLE I

1  GENERAL
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   1.1 Definitions.  For purposes of this Amended Plan, and as used herein, a
       -----------
      "non-employee director" is an individual who (a) is a member of the board of directors of the Company, and (b) is not an employee of the Company. For purposes of this Amended Plan, an employee is an individual whose wages are subject to the withholding of federal income tax under section 3401 of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

   1.2 Options.  The Options granted hereunder shall be options that are not
       -------
      qualified as incentive stock options under section 422A of the Code.

                                  ARTICLE II

2  ADMINISTRATION
   --------------

   2.1 The Stock Option Committee.  The Amended Plan shall be administered by
       --------------------------
      the Compensation Committee of the Board ("the Committee"), which shall be composed in such a manner to satisfy the requirements, if any, of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 or any successor rule ("Rule 16b-3") with respect to committees administering formula plans that comply with Rule 16b-3 and in accordance with the General Corporation Law of Delaware. The persons comprising the Committee shall be appointed by and serve at the pleasure of the Board. The Committee members shall all be members of the Board.

   2.2 Quorum.  A majority of the Committee shall constitute a quorum, and
       ------
      the acts of a majority of the members present at any meeting at which a quorum is present or participating by the means described in the last sentence of this section 2.2, or acts approved in writing by all members of the Committee, shall be the acts of the Committee. The Committee shall keep minutes of its meetings. One or more members of the Committee may participate in a meeting of the Committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

   2.3 Authority of the Committee.  The Committee shall have no authority or
       --------------------------
      discretion or power to select the participants who will receive Options, to set the number of shares to be covered by each Option, or to set the exercise price or the period within which the Options may be exercised or to alter any other terms or conditions specified herein, except in the sense of administering the Amended Plan subject to the provisions of the Amended Plan. Subject to the foregoing limitations, the Committee shall have authority and power to adopt such rules and regulations and to take such action as it shall consider

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
      necessary or advisable for the administration of the Amended Plan and to construe, interpret and administer the Amended Plan and the decisions of the Committee shall be final and binding upon the Company, the Holders (as defined below) and all other persons. No member of the Committee shall incur any liability by reason of any action or determination made in good faith with respect to the Amended Plan or any stock option agreement.


                                 ARTICLE III

3  OPTIONS
   -------

   3.1 Participation.  Each individual who was a non-employee director of the
       -------------
       Company on the Original Adoption Date or who becomes such thereafter shall receive Options to purchase Stock under the Plan on the terms and conditions described herein.

   3.2 Stock Option Agreements.  Each Option granted under the Amended Plan
       -----------------------
       shall be evidenced by a written stock option agreement in substantially the form attached hereto, which shall be entered into by the Company and the non-employee director to whom the Options are granted (the "Holder"), and which shall include or conform to the following terms and conditions, and which may include such other terms and conditions, if any, not inconsistent therewith or with the terms and conditions of this Amended Plan as the Committee considers appropriate:

      3.2.1   Number of Options and Grant Dates.  Each non-employee director
              ---------------------------------
              is entitled to receive, under the Plan, Options to purchase shares of Stock as described below and subject to adjustment from and after the Original Adoption Date as provided in section 4.2 hereof.

           3.2.1.1 Each non-employee director who was such on October 20, 1987, has received an Option, granted as of October 20, 1987, to purchase 2,500 shares of Stock (after adjustment for the one-for-ten reverse stock split effected on May 19, 1989) pursuant to the Plan.

           3.2.1.2 Each individual who became a non-employee director of the Company after March 29, 1989, and prior to November 7, 1990, has received an Option, granted as of his or her election date, to purchase 2,500 shares of Stock pursuant to the First Amendment.

           3.2.1.3 Between October 20, 1987 and November 7, 1990, each non-employee director holding an Option granted under
                     3.2.1.1 or 3.2.1.2 above who had, after such grant, been elected to serve on the Board at two consecutive annual meetings of stockholders as a non-employee director after receipt of the Option granted under 3.2.1.1 or 3.2.1.2 above, has

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
                     received an additional Option, granted as of such election date, to purchase 2,500 shares of Stock.

           3.2.1.4   Options granted under 3.2.1.1, 3.2.1.2 and 3.2.1.3
                     above will hereinafter be collectively referred to as "Initial Options". All Initial Options shall continue to be held pursuant to the terms and conditions of this Amended Plan.

           3.2.1.5 Each non-employee director who was such on November 7, 1990, or who first becomes such after November 7, 1990, shall receive an Option (the "New Option"), granted as of the later to occur of November 7, 1990, or his or her first election or appointment as a non-employee director, to purchase a number of shares of Stock equal to 25,000 less any shares subject to the Initial Options granted to such director.

           3.2.1.6 Each non-employee director who was such on July 26, 1995 or is thereafter elected or appointed shall receive an additional option (the "Additional Option") granted as of the later to occur of July 26, 1995 or the third anniversary of his or her first election or appointment as a non-employee director, to purchase 18,000 shares of Stock.

           3.2.1.7 In the event that any grant hereunder would exceed the number of shares of Stock available for issuance under the Amended Plan, or is otherwise subject to stockholder approval, then each such grant shall be conditioned on and subject to subsequent stockholder approval to the extent it exceeds that number of shares determined by dividing the total number of shares remaining available for grant under the Amended Plan on such grant date by the number of eligible non-employee directors, or to the extent that stockholder approval is otherwise required.

      3.2.2  Price.  The price at which each share of Stock covered by an
             -----
             Option may be purchased shall be the greater of 100 percent of the fair market value of such share on the date of grant of the Option or the par value per share. For purposes of this determination, "fair market value" means the closing price of a share of Stock as reported in the Wall Street Journal for the last business day prior to the date of the grant. If no such closing price is reported, then fair market value shall mean the average of the high and low sale prices (or if no sale prices are reported, the average of the high and low bid prices) as reported by the principal regional stock exchange, or if not so reported, as reported by NASDAQ or a quotation system of general circulation to brokers and dealers.

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
      3.2.3  Service Required for Exercise.
             -----------------------------

           3.2.3.1 Each Initial Option shall be exercisable in full six months after the date of grant, or at any time after November 7, 1990, whichever shall occur last.

           3.2.3.2 Subject to 3.2.3.5 below, for each non-employee director who is such on November 7, 1990, such director's New Option shall become exercisable as follows: a number of shares equal to 5,000 less any shares subject to Initial Options granted to such director, shall become exercisable six months after the grant date, and the balance shall become exercisable in four equal amounts on the first through fourth anniversaries of such grant date.

           3.2.3.3 Subject to 3.2.3.5 below, for each non-employee director who becomes such after November 7, 1990, such director's New Option shall become exercisable as follows:
                     5,000 shares shall become exercisable six months after the grant date and the balance shall become exercisable in six equal amounts on the first through the sixth anniversaries of such grant date (with the first four years rounded down to the nearest whole share, and the last two years rounded
                     up).

           3.2.3.4 Subject to 3.2.3.5 below, each Additional Option shall become exercisable as follows: 6,000 shares on each of the first, second, and third anniversaries of the first date by which all shares that are subject to New Options held by such directors have become exercisable.

           3.2.3.5 Except as set forth in this Article III, the Options shall not be exercisable as to any shares as to which the continuous service requirement shall not be satisfied, regardless of the circumstances under which the Holder's service to the Company shall be terminated. The number of shares as to which an Option may be exercised shall be cumulative, so that once an Option shall become exercisable as to any shares it shall continue to be exercisable as to such shares, until expiration or termination of the Options as provided in the Amended Plan.

      3.2.4  Option Period.  The period within which each Option may be
             -------------
             exercised shall expire, in all cases, ten years from the date of grant of the Option (the "Option Period"), unless terminated sooner pursuant to subsection 3.2.5 below or fully exercised prior to the end of such period.

      3.2.5  Termination of Service. With respect to the exercise of such
             ----------------------
             Option in the event that the Holder ceases to be a non-employee director of the Company for the reasons described in this 3.2.5:

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
           3.2.5.1 As to all options granted before July 20, 1995, and as to options granted on or after July 20, 1995, if the option has not been outstanding, as of the date of the director ceasing to be a nonemployee director, for at least six years or such director has not been an outside director for at least ten years, the vesting of and expiration of the right to exercise such options shall occur as follows:

                  3.2.5.1.1 Disability.  If the Holder terminates his or
                            ----------
                            her service as a director due to becoming disabled (within the meaning of section 22(e)(3) of the Code) while in a directorship of the Company or becomes disabled during the six-month period after his or her termination, Options vested as of the date of termination may be exercised within twelve months following the disability (if otherwise within the Option Period) but will expire at the end of such period to the extent they are not exercised; or

                  3.2.5.1.2 Death.  If the Holder shall die while in a
                            -----
                            directorship of the Company or during the six-month period after his or her termination of service as a director, all Options, including, but not limited to, Options not otherwise vested may be exercised within twelve months following such death (if otherwise within the Option Period), but not thereafter, by the Holder's legal representative or representatives, or by the person or persons entitled to do so under the Holder's last will and testament, or if the Holder shall fail to make testamentary disposition of his or her Options or shall die intestate, by the person or persons entitled to receive said Options under the laws of descent and distribution; or

                  3.2.5.1.3 Other.  If the directorship of a Holder is
                            -----
                            terminated for any reason prior to such director reaching age 70 (other than the circumstances specified in 3.2.5.1.1 and 3.2.5.1.2 of this 3.2.5.1) within the Option Period, the Options vested as of the date of termination may be exercised within six months following the date of such termination (if otherwise within the Option Period), but not thereafter, or

                  3.2.5.1.4 Retirement.  If the directorship of a Holder
                            ----------
                            is terminated for any reason after such director reaches age 70 (other than the circumstances specified in 3.2.5.1.1 and 3.2.5.1.2) within the Option Period, all Options, including, but not limited to, Options not otherwise vested may be exercised within six

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
                            months following the date of such termination (if otherwise within the Option Period), but not thereafter.

           3.2.5.2 As to Options granted on or after July 20, 1995, if the Option has been outstanding, as of the date of the director's ceasing to be a non-employee director, for at least six years or such director has been an outside director for at least ten years, the vesting of and expiration of the right to exercise such options shall occur as follows:

                  3.2.5.2.1 Disability.  If the Holder terminates his or
                            ----------
                            her service as a director due to becoming disabled (within the meaning of section 22(e)(3) of the Code) while in a directorship of the Company, Options vested as of the date of termination may be exercised within the Option Period but will expire at the end of such period to the extent they are not exercised; or

                  3.2.5.2.2 Death.  If the Holder shall die while in a
                            -----
                            directorship of the Company all Options, including, but not limited to, Options not otherwise vested may be exercised within the Option Period but not thereafter, by the Holder's legal representative or representatives, or by the person or persons entitled to do so under the Holder's last will and testament, or if the Holder shall fail to make testamentary disposition of his or her Options or shall die intestate, by the person or persons entitled to receive said Options under the laws of descent and distribution; or

                  3.2.5.2.3 Other.  If the directorship of the Holder is
                            -----
                            terminated for any reason prior to such director reaching age 70 (other than the circumstances specified in 3.2.5.2.1 and 3.2.5.2.2 of this 3.2.5.2) within the Option Period, the Options vested as of the date of termination may be exercised within the Option Period, but not thereafter; or

                  3.2.5.2.4 Retirement.  If the directorship of the Holder
                            ----------
                            is terminated for any reason after such director reaches age 70 (other than the circumstances specified in 3.2.5.2.1 and 3.2.5.2.2) within the Option Period, all Options, including, but not limited to, Options not otherwise vested may be exercised within the Option Period, but not thereafter.

      3.2.6  Transferability.  Each Option granted under the Plan or the
             ---------------
             Amended Plan shall not be transferable by the Holder except
             (i) by will or pursuant to the laws of descent and distribution, or (ii) pursuant to a qualified domestic relations order as

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
             defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, or (iii) as may otherwise be permitted by applicable law, including the version of Rule 16b-3 that is applicable to this Amended Plan at the time of the transfer. Each Option shall be exercisable during the Holder's lifetime only by the Holder or by his or her permitted transferee(s) pursuant to clause (ii) or (iii) hereof.

      3.2.7  Exercise of Option.  The method for exercising each Option
             ------------------
             granted pursuant to the Plan or the Amended Plan shall be by delivery to the Company of written notice specifying the number of shares with respect to which the Options are being exercised. If requested by the Company, such notice shall contain the Holder's representation that he or she is purchasing the Stock for investment purposes only and his or her agreement not to sell any Stock so purchased in any manner that is in violation of the Securities Act of 1933, as amended, or applicable state law.
             Such restrictions, or notice thereof, shall be placed on the certificates representing the Stock so purchased. The purchase of such Stock shall take place at the principal offices of the Company within twenty days following delivery of such notice, at which time the purchase price of the Stock shall be paid in full in cash, by check payable to the Company's order, by delivery to the Company of certificates representing the number of shares of Stock then owned by the exercising Holder, the fair market value of which, on the date of exercise, equals the purchase price of the Stock purchased pursuant to exercise of the Options, properly endorsed for transfer to the Company, or by a combination of such methods of payment. A properly executed certificate or certificates representing the Stock shall be delivered to the Holder upon payment therefor.


                                  ARTICLE IV

4  AUTHORIZED STOCK
   -----------------

   4.1 The Stock.  The total number of shares of Stock as to which Options
       ---------
       may be granted pursuant to the Amended Plan shall not exceed 780,000 in the aggregate (of which 250,000 shares are subject to approval by the Company's stockholders at the next annual meeting of stockholders), except as such number of shares shall be adjusted from and after July 26, 1995 in accordance with the provisions of 4.2 hereof. If any outstanding Option granted under the Plan or the Amended Plan shall expire or be terminated for any reason before the end of the Option Period, the shares of Stock allocable to the unexercised portion of such Option shall be available for grants pursuant to 3.2.1.5 and 3.2.1.6 above. Fractional shares shall not be distributed and shall remain unallocated. The Company shall at all times during the life of any outstanding Options retain as authorized and unissued shares or treasury shares at least the number of shares from time to time included in the outstanding Options, or otherwise assure itself of its ability to perform its obligations under the Amended Plan.

   4.2 Adjustment by Stock Split, Stock Dividend, Etc.  In the event that the
       -----------------------------------------------
       outstanding shares of Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, reverse stock split, stock dividend, combination or subdivision, appropriate adjustment shall be made in the number and kind of shares available for grant under the Amended Plan and reserved for issuance under any Options granted under the Plan or the Amended Plan. Such adjustment to outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Options, and a corresponding adjustment in the applicable exercise price per share shall be made.

   4.3 Rights as a Stockholder.  The holder of an Option shall have no rights
       -----------------------
       as a stockholder with respect to any shares covered by an Option until the date of issue of a stock certificate to him or her for such shares. Except as otherwise expressly provided in the Amended Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

   4.4 General Adjustment Rules.  No adjustment or substitution provided for
       ------------------------
       in this Article IV shall require the Company to sell a fractional share under any stock option agreement and the total substitution or adjustment with respect to each stock option agreement shall be limited by deleting any fractional share. In the case of any such substitution or adjustment, the exercise price per share in each such stock option agreement shall be equitably adjusted by the Committee to reflect the greater or lesser number of shares of Stock or other securities into which the Stock subject to an Option may have been changed. Adjustments under this Article IV shall be made by the Committee, whose determination with regard thereto shall be final and binding.


                                  ARTICLE V

5  REORGANIZATION OR LIQUIDATION
   -----------------------------

   In case the Company is merged or consolidated with another entity and the stockholders of the Company as of immediately prior to such merger or consolidation own 50% or less of the voting power of the surviving entity, or in case all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any other person or entity, or in case of a reorganization (other than a reorganization under federal bankruptcy statutes) or liquidation of the Company that is approved by the stockholders of the Company (i) any outstanding Options shall be assumed or substituted on an equitable basis by the merged, consolidated or otherwise reorganized corporation, person or entity, provided that no additional benefits shall be conferred upon the Holders as a result of such assumption or substitution, and the excess of the aggregate fair market value of the shares subject to the Options immediately after such assumption or substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to the Options immediately

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
   before such assumption or substitution over the purchase price thereof, and (ii) the exercisability of all outstanding Options shall automatically be accelerated such that the Options shall become exercisable in full regardless of whether all conditions of exercise relating to vesting period or length of service of a director have been satisfied. In the event that the triggering event is an event that requires approval of the stockholders of the Company prior to its consummation, then the acceleration of exercisability shall be effective upon stockholder approval of such triggering event. If the triggering event does not require stockholder approval (such as the acquisition by a third party of more than 50% of the outstanding stock of the Company), then the acceleration of exercisability shall be effective upon the occurrence of such event.


                                  ARTICLE VI

6  GENERAL PROVISIONS
   ------------------

   6.1 Expiration.  The Amended Plan shall terminate whenever the Board
       ----------
       adopts a resolution to that effect. If not sooner terminated under the preceding sentence, the Amended Plan shall wholly cease and expire on March 29, 2010. After termination, no Option shall be granted under this Amended Plan, but the Company shall continue to recognize Options previously granted.

   6.2 Amendments.  The Board may from time to time amend, modify, suspend or
       ----------
       terminate the Amended Plan; provided, however, that the provisions of the Amended Plan that determine which directors may be granted Options, the timing of the Option grants and the number of shares of Stock subject to Options granted hereunder may not be amended more frequently than is permitted for formula plans by Rule 16b-3. Nevertheless, no such amendment, modification, suspension or termination shall (a) impair any Option earlier granted under the Plan or the Amended Plan or deprive any Holder of any shares of Stock that he or she may have acquired through or as a result of the Plan or the Amended Plan or (b) be made without the approval of the stockholders of the Company if such approval is required to retain the exemption provided by Rule 16b-3 with respect to Options granted under the Plan or the Amended Plan.

   6.3 Treatment of Proceeds.  Proceeds from the sale of Stock pursuant to
       ---------------------
       Options granted under the Plan or the Amended Plan shall constitute general funds of the Company.

   6.4 Effectiveness.  The effective date of the Plan was October 20, 1987.
       -------------
       The "Effective Date" of this Plan as amended on December 19, 1997 shall be December 19, 1997 except to the extent that stockholder approval is required at the next annual meeting of stockholders.

   6.5 Paragraph Headings.  The paragraph headings are included herein only
       ------------------
       for convenience, and they shall have no effect on the interpretation of the Plan.

   ADOPTED by the authority of the Board on December 19, 1997, effective as of the Effective Date of the Amended Plan.

                                                STORAGE TECHNOLOGY CORPORATION

                       FORM OF STOCK OPTION AGREEMENT

                                          STORAGE TECHNOLOGY CORPORATION
                                          Office of Corporate Counsel
                                          2270 South 88th Street
                                          Louisville, Colorado 80028-4309
-------------------------------------------------------------------------
STORAGETEK
                 NONEMPLOYEE DIRECTOR STOCK OPTION AGREEMENT
                 -------------------------------------------
Name:
Address:
City, State  Zip:

Storage Technology Corporation (the "Company") has granted you a Stock Option ("Option") to purchase shares of Common Stock, $.10 par value per share, as follows:

  Number of Shares Subject to Option Granted:
  Option Exercise Price Per Share:     $
  Aggregate Exercise Price of Shares:  $
  Option Type:                         Non-Qualified
  Stock Option Plan ("Plan"):          Amended and Restated Stock Option Plan
                                       for Nonemployee Directors
  Grant Number:
  Date of Grant:
  Expiration Date:

This Option may be exercised by you on or prior to the earlier to occur of
(i) the Expiration Date, or (ii) such earlier date as is determined in accordance with the provisions of Article III, Section 3.2.5 of the Plan following termination of service, in whole or in part, pursuant to this Stock Option Agreement according to the following vesting schedule:

  ~ shares on or after ~;              ~ shares on or after ~;
  ~ shares on or after ~;              ~ on or after ~; and
  ~ shares on or after ~;              ~ on or after ~; but prior to the
                                         Expiration Date.

This Option may be exercised on a cumulative basis. If the Option is not exercised to the maximum extent permitted by the above schedule, it will be exercisable, in whole or in part, with respect to all remaining unexercised shares at any time prior to the Expiration Date or earlier termination of this Option.

This Option is granted under and is governed by the terms and conditions of the Plan, which by reference is made a part of this Stock Option Agreement. YOUR ACCEPTANCE OF THIS OPTION IS YOUR AGREEMENT TO COMPLY WITH THE TERMS AND CONDITIONS OF THE PLAN. Copies of the Plan are being provided with this Stock Option Agreement. Please consult the Plan for information regarding administration of the Plan, vesting, exercise procedures, payment of the purchase price, effect of termination of service, non-transferability of the Option, reorganization or liquidation of the Company, rights as a stockholder, and other terms governing this Option. In the event of any conflict between the terms of the Plan and any other document or communication, the terms of the Plan will control.

STORAGE TECHNOLOGY CORPORATION

By:
   ---------------------------

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